Salient MF Trust (the “Trust”)

Supplement Dated July 16, 2015

to the Prospectus dated April 30, 2015

of the Trust

The following information is added alphabetically to the “Fund Summary - Principal Investment Risks” section of the Prospectus for each Fund:

Underlying Funds Risk

Because the Fund may be an “Underlying Fund” for one or more related “fund of funds” and, therefore, a significant percentage of the Fund’s outstanding shares may be held by a fund of funds, a change in asset allocation by the fund of funds could result in purchases and redemptions of a large number of shares of the Fund, causing significant changes to the Fund’s portfolio composition, potential increases in expenses to the Fund and purchases and sales of securities in a short timeframe, each of which could negatively impact Fund performance.

The following information is added prior to “U.S. Government Securities Risk” in the “Fund details - Principal Investment Risks of the Funds” section of the Prospectus:

Underlying Funds Risk

Because a Fund may be an “Underlying Fund” for one or more related fund of funds and, therefore, a significant percentage of the Fund’s outstanding shares may be held by such a fund of funds, a change in asset allocation by one or more fund of funds could result in purchases and redemptions of a large number of shares of the Underlying Fund, which could significantly affect the Underlying Fund in several respects, including: (i) potential disruption of the portfolio management processes of the Underlying Fund; (ii) increased tax liabilities for the Underlying Fund’s shareholders; (iii) increased portfolio transaction costs; and/or (iv) the adverse effect on an Underlying Fund’s expenses and/or impairment of an Underlying Fund’s viability as a result of a redemption of the Underlying Fund’s shares by the allocation fund(s).

In addition, potential conflicts of interest may arise in connection with the Advisor or an affiliate serving as investment advisor to the Underlying Funds and fund of funds. For example, the Advisor or an affiliate may elect to redeem shares of an Underlying Fund in cash when it would be in the best interests of the Underlying Fund to redeem “in kind.” Conflicts of interest may also arise when the Advisor or an affiliate votes proxies of an Underlying Fund on behalf of a fund of funds or when determining the timing of the payment of the proceeds of redemptions from an Underlying Fund. To address these and other potential conflicts, the fund of funds have adopted policies and procedures requiring the Advisor or an affiliate, to the extent consistent with the exercise of its fiduciary duty, to seek to mitigate any potential material adverse effects that might result from a fund of fund’s investments in an Underlying Fund.

The following information is added to the end of the “Who’s Who - Investment Advisor” section of the Prospectus:

Following Salient’s June 2015 acquisition of Forward Management, LLC (“Forward”), the Funds and the registered investment companies managed by Forward (the “Forward Funds”) are now related investment companies. Further integration of the Funds and the Forward Funds will occur in the future.

The following information replaces the “Who’s Who - Investment Sub-Advisor” section of the Prospectus:

Broadmark Asset Management LLC (“Broadmark”), located at 12 East 52nd Street, 3rd Floor, New York, New York 10022, and with an office at 300 Drake’s Landing Road, Greenbrae, California 94904, serves as the sub-advisor (“Sub-Advisor”) to the Salient Broadmark Tactical Plus Fund (“Salient Broadmark”). The Sub-Advisor, which registered as an investment adviser with the SEC in 2000, provides investment advisory services on a discretionary basis to separately managed accounts, registered investment companies, asset management firms and pooled investment vehicles intended for sophisticated investors and institutional investors. As of March 31, 2015, the Sub-Advisor had approximately $1.55 billion in assets under management. Broadmark is registered with the CFTC as a commodities trading advisor and is a member of the NFA. The Sub-Advisor is an affiliate of each of the Advisors.

Pursuant to a sub-advisory agreement between Salient Advisors and the Sub-Advisor, and subject to the general oversight of the Board of Trustees, the Sub-Advisor is responsible for, among other things, furnishing Salient Broadmark with advice and recommendations with respect to the investment of Salient Broadmark’s assets and the purchase and sale of portfolio securities and investments for Salient Broadmark, and providing certain operating and administrative services to Salient Broadmark. The Sub-Advisor is entitled to receive from the Advisor a sub-advisory fee at an annual rate of 0.725% of the average daily net assets of Salient Broadmark.

The following information is added immediately following the “Selling Shares” section of the Prospectus:

Related Funds

Following Salient’s June 2015 acquisition of Forward, the Funds and the Forward Funds are now related investment companies. More information can by found visiting www.salientpartners.com. Further integration of the Funds and the Forward Funds will occur in the future.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

Salient MF Trust (the “Trust”)

Supplement Dated July 16, 2015

to the Statement of Additional Information dated April 30, 2015 of the Trust

The following information is added to the end of the first paragraph of the “ORGANIZATION OF SALIENT MF TRUST” section of the Statement of Additional Information:

The Funds and the registered investment companies managed by Forward Management, LLC (the Forward Funds) are related investment companies. Further integration of the Funds and the Forward Funds will occur in the future.

The following information replaces the paragraph entitled “Salient Broadmark Tactical Plus Fund” under the “INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES - Investment Management” section of the Statement of Additional Information:

Salient Broadmark Tactical Plus Fund: The Investment Management Agreement became effective as of July 15, 2014, was most recently reapproved May 22, 2015, and remains in effect until January 31, 2017. The Sub-Advisor is an affiliate of each of the Advisors.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.